Exhibit 99.1

FOR IMMEDIATE RELEASE

Perini Corporation Sets Annual Meeting Date

Framingham, MA – February 20, 2009 - Perini Corporation (NYSE:PCR), a leading building, civil construction and construction management company, announced today that its 2009 Annual Meeting of Shareholders will be held at 10:00 a.m., local time, on May 28, 2009 at the offices of its subsidiary Tutor-Saliba Corporation, 15901 Olden Avenue, Sylmar, California.

The Board of Directors has established March 14, 2009 as the deadline for submission of shareholder proposals for the 2009 Annual Meeting of Shareholders.

About Perini Corporation

Perini Corporation is a leading construction services company offering diversified general contracting, construction management and design/build services to private clients and public agencies throughout the world. We have provided construction services since 1894 and have established a strong reputation within our markets by executing large complex projects on time and within budget while adhering to strict quality control measures.

We offer general contracting, pre-construction planning and comprehensive project management services, including the planning and scheduling of the manpower, equipment, materials and subcontractors required for a project. We also offer self-performed construction services including sitework, concrete forming and placement, steel erection, and electrical and mechanical, plumbing and HVAC. We are known for our hospitality and gaming industry projects, municipal offices, sports and entertainment, educational, transportation, healthcare, biotech, pharmaceutical and high-tech facilities, as well as large and complex civil construction projects and construction management services to U.S. military and government agencies.

The statements contained in this Release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 including, without limitation, statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to; the potential delay, suspension, termination, or reduction in scope of a construction project; the continuing validity of the underlying assumptions and estimates of total forecasted project revenues, costs and profits and project schedules; the outcomes of pending or future litigation, arbitration or other dispute resolution proceedings; the availability of borrowed funds on terms acceptable to the Company; the ability to retain certain members of management; the ability to obtain surety bonds to secure its performance under certain construction contracts; possible labor disputes or work stoppages within the construction industry; changes in federal and state appropriations for infrastructure projects; possible changes or developments in worldwide or domestic political, social, economic, business, industry, market and regulatory conditions or circumstances; and actions taken or not taken by third parties, including the Company’s customers, suppliers, business partners, and competitors and legislative, regulatory, judicial and other governmental authorities and officials. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contact Information

Perini Corporation

73 Mount Wayte Ave.

Framingham, MA 01701

(508) 628-2295

Robert Band

President and Chief Operating Officer

Kekst and Company, Inc.

437 Madison Avenue

New York, NY 10022

(212) 521-4873

Tom Davies

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